Putnam
Global Equity
Fund


Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-04

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From the Trustees

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John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

We are pleased to report further progress in Putnam's reforms on behalf of shareholders. The most significant news is the settlement that has been reached in April with the Securities and Exchange Commission and with regulatory authorities in the Commonwealth of Massachusetts regarding market timing in Putnam funds. Putnam President and Chief Executive Officer Ed Haldeman has sent a letter to all shareholders describing the terms of the settlement. Putnam Investment Management, LLC will pay $55 million to the SEC and $55 million to the Commonwealth of Massachusetts. Most of the amount to be paid is earmarked for restitution to fund shareholders. An independent consultant will determine the final amount, as well as the method and timing of distribution, of the restitution payments.

Over the past several months, Putnam has also introduced a number of voluntary reforms. We would like to call your attention to two of them. Expense and risk comparisons can be found following the Performance Summary of this report. The expense comparison information enables you to estimate the amount you have actually paid for ongoing expenses such as management fees and distribution (or 12b-1) fees. Also, you can compare these expenses with the average expenses of funds in the same Lipper peer group. The risk comparison shows the fund's risk relative to similar funds as tracked by Morningstar, an independent fund-rating company. We believe the expense and risk information will provide valuable tools for you and your financial advisor.

With regard to your fund's performance in its recent semiannual period, your fund continued to benefit from the global economic expansion that propelled markets higher. While several of your management team's investment decisions proved to be astute, the fund's underweight exposure to Japan proved to be a hindrance and the primary reason why the fund underperformed its benchmark index and Lipper peer group. However, the team made these decisions to position the portfolio in what they regarded as high-quality companies that could perform well in the higher interest-rate environment they anticipate going forward.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

June 16, 2004


Report from Fund Management

Fund highlights

 * During Putnam Global Equity Fund's semiannual period, which ended April 30, 2004, the fund's class A shares returned 5.84% at net asset value (NAV) and -0.26% at public offering price (POP).

 * The fund underperformed the 8.43% return of its benchmark, the MSCI World Index, because of differences in market weightings and stock selection.

 * For the same reasons, the fund underperformed the average 7.90% gain of its peer group, the Lipper Global Funds category.

 * See the Performance Summary beginning on page 7 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

Global stock markets posted generally positive results during the fund's semiannual period, but volatility re-emerged in the last two months and eroded some of the fund's earlier gains. Improving macroeconomic conditions supported most stock markets: however, one byproduct of the economic pickup was growing concern over possible interest-rate increases, particularly in the United States. These concerns drove down markets toward the end of the reporting period with the sharpest declines occurring in the interest-rate sensitive financial sector. The fund's sector and country allocations also detracted modestly overall. In spite of the recent challenges, we remain confident in the composition of the portfolio, which is biased toward higher-quality industry leaders with strong market positions, operational efficiency, and predictable, sustainably strong cash flows. We consider this a prudent stance because earnings expectations and valuations for many other companies have risen to unsustainable levels, in our view.

FUND PROFILE

Putnam Global Equity Fund seeks capital appreciation by investing mainly in common stocks of large and midsize companies worldwide. The fund targets stocks that offer a combination of growth potential and attractive valuations. It may be appropriate for investors seeking capital appreciation and willing to accept the risk of investing in markets outside the United States.


Market overview

Economic conditions and corporate earnings improved in most global markets over the past six months, helping stocks to gain ground. Although U.S. companies achieved some of the strongest profit growth, their stocks lagged behind Asian and European issues for the period as a whole. Emerging markets were relatively stronger, supported by global economic recovery and rising raw materials prices. Some of the fund's best stock returns came from holdings in these markets. Early in the period, European markets lagged due to the strong euro and sluggish domestic economies. The March 11 terrorist bombing in Madrid, Spain, also sent markets into a temporary but sharp decline. From that point, European markets recovered and were aided by a subsequent weakening of the euro. Asia's strength was steadier, generated primarily by China but also by Japan, where the economy expanded at its fastest rate in 13 years.

With regard to sectors, concerns about rising interest rates triggered a transition in leadership. Early in the period, sectors more dependent on economic growth, such as small- and mid-capitalization technology, basic materials, and consumer cyclical stocks, had top results. Later in the period, with the growing likelihood of rising interest rates and an increase in geopolitical risks, more defensive sectors moved ahead. These included energy stocks, which benefited from rising oil prices, as well as the health-care and consumer staples sectors.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 4/30/04
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
MSCI World Index (global stocks)                                        8.43%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 12.39%
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      6.27%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Citigroup World Government Bond Index (global government
bonds)                                                                  3.10%
-------------------------------------------------------------------------------
JP Morgan Chase Global High Yield Index (global high-yield
corporate bonds)                                                        6.39%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         1.25%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             0.84%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 4/30/04.
-------------------------------------------------------------------------------

Strategy overview

We have emphasized companies with industry-leading market positions, operational efficiency, and strong, predictable, and sustainable cash flows. We believed this was appropriate because the market had begun to anticipate a level of earnings from many companies that we considered unrealistically high.

With regard to market weightings relative to the fund's benchmark, early in the period we had overweight exposures to emerging markets in Asia and Latin America, relatively neutral exposure to the United States and Europe, and a small underweight to Japan. This was based on our view that Asia, the United States, and U.S. trading partners in Latin America were likely to benefit from strong economic conditions. We added selectively to stocks in Japan as its recovery progressed. Toward the end of the period, we reduced the fund's emerging-market exposure for three main reasons: many holdings had risen substantially in price, we believe growth in China is likely to slow, and we expect U.S. interest rates to rise.

With regard to sectors, we began the period with an overweight in financials, which include banking, consumer finance, and insurance companies. Banks in particular were benefiting from an improving economy, a strong housing market, and low interest rates. As it became evident to us early in January that interest rates would increase, we reduced the fund's financials exposure to a neutral level. In the basic materials sector, we trimmed holdings that became fully valued. In their place, we gradually added to energy stocks that were benefiting from high prices for oil and natural gas.


[GRAPHIC OMITTED: horizontal bar chart TOP COUNTRY WEIGHTINGS COMPARED]

TOP COUNTRY WEIGHTINGS COMPARED

                         as of 10/31/03          as of 4/30/04

United States                58.1%                   53.7%

United Kingdom               10.2%                   12.5%

Japan                         6.1%                    8.3%

Germany                       2.9%                    3.7%

France                        4.0%                    3.3%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

The fund's overweight in the financial sector includes a number of higher-quality banks with less operational vulnerability to rising interest rates. Although many of these holdings appreciated during the period, a number of them underperformed in April. One of the largest fund holdings throughout the period was Citigroup. Although its diverse businesses helped to sustain its earnings growth, it declined late in the period when investors moved money out of the financial sector because of fears of rising interest rates. Another significant holding is State Street Corp. We believe both of these companies will continue to grow in spite of higher interest rates, but we recognize that the sector will be under pressure until market worries subside.

We maintained significant exposure to technology stocks during the period, and although the sector underperformed, we offset some of this weakness with positive stock selection. Among the strong performers was Samsung Electronics, the South Korean electronics conglomerate that is a low-cost provider of semiconductors and liquid-crystal display screens for computers and cellular telephones. In Japan, a top performer was Funai Electric, which makes home electronics and computer equipment. We sold Funai profitably when it reached what we considered full valuation. Among technology holdings with disappointing performance was Microsoft, an attractively valued, highly competitive company that nevertheless struggled because the market focused on headlines regarding the firm's settlements with the European Union and Netscape. SanDisk which manufactures memory flashcards used in digital cameras, also underperformed. Concern is mounting that new competitors may enter the industry and put pressure on SanDisk to protect its market share. We believe the market has overreacted to this possibility given the stock's attractive valuation.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS

 1 Microsoft Corp.
   United States
   Software

 2 Citigroup, Inc.
   United States
   Financial

 3 Pfizer, Inc.
   United States
   Pharmaceuticals

 4 Freddie Mac
   United States
   Financial

 5 Vodafone Group PLC
   United Kingdom
   Telecommunications

 6 Johnson & Johnson
   United States
   Pharmaceuticals

 7 ExxonMobil Corp.
   United States
   Oil and gas

 8 Altria Group, Inc.
   United States
   Tobacco

 9 AstraZeneca PLC
   United Kingdom
   Pharmaceuticals

10 Bank of New York Co., Inc. (The)
   United States
   Banking

Footnote reads:
These holdings represent 24.5% of the fund's net assets as of 4/30/04. The fund's holdings will change over time.


A disappointing stock in the communications services sector was NTT DoCoMo, Japan's leading wireless telephone company. Its earnings have been squeezed in the short term because it is investing in new infrastructure for third-generation (3G) wireless service that is intended to greatly enhance its data and video transmission capabilities. Also, as NTT DoCoMo makes this transition, a smaller competitor has lured away some of its subscribers with lower prices. However, we believe NTT DoCoMo will draw new customers again once its new services are fully operational.

In the basic materials sector, we trimmed our position in CVRD, the iron-ore company based in Brazil, and profitably sold a position in BHP Billiton, a metals company based in Australia. A deceleration in China appears likely to reduce the growth rates of both companies. In the energy sector, we initiated a large position in ExxonMobil and built a position in BP of the United Kingdom. We believe these stocks are some of the most attractively valued stocks in the sector. We trimmed the fund's position in Total of France at a profit to provide cash for these purchases.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS AS OF 4/30/04]

TOP INDUSTRY WEIGHTINGS AS OF 4/30/04


Pharmaceuticals                10.6%

Banking                         8.9%

Oil and gas                     7.6%

Financial                       5.7%

Telecommunications              5.5%

Footnote reads:
Weightings are shown as a percentage of net assets. Holdings will vary over time.


The fund's management team

The fund is managed by the Putnam Global Core Team. The members of the team are Shigeki Makino (Portfolio Leader), Mark Bogar (Portfolio
Member), Joshua Brooks (Portfolio Member), David Gerber (Portfolio Member), and Stephen Oler (Portfolio Member).


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

With the likelihood of rising interest rates in the United States, global markets are experiencing a significant transition that we believe will favor the fund's portfolio going forward. Our focus remains on identifying higher-quality, attractively valued companies generating strong cash flows. We had adjusted to the outlook for rising rates by modifying sector weightings beginning in January. We have reduced the fund's exposure to financial and basic materials stocks and modestly increased its exposure to the health-care and energy sectors, which tend to do better as interest rates rise. With regard to countries, we have trimmed weightings in emerging markets while keeping most of our developed-market weightings close to neutral relative to the benchmark. As the pace of growth slows in China, the likely downward adjustment in Asian stock markets may result in opportunities to add to specific stocks at attractive valuations. We will consider these opportunities to add to the fund's Asian holdings as they arise. Europe, still the world's slowest-growing region, is continuing to improve gradually, and its markets are beginning to offer stocks with attractive valuations based on global comparisons. European multinationals are also getting some relief from the previous pressure of a strong euro. Broadly, however, we consider valuations of stocks in most markets and sectors to be near or a little below fair value. Accord ingly, our focus remains largely stock specific, pursuing undervalued stocks with what we consider attractive business franchises with potential for capital appreciation.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging market securities, including illiquidity and volatility.


Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended April 30, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 4/30/04
---------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M         Class R
(inception dates)              (7/1/94)              (7/1/94)              (2/1/99)              (7/3/95)       (1/21/03)
---------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
---------------------------------------------------------------------------------------------------------------------------
6 months                   5.84%     -0.26%      5.28%      0.28%      5.32%      4.32%      5.48%      1.83%      5.80%
---------------------------------------------------------------------------------------------------------------------------
1 year                    25.54      18.33      24.53      19.53      24.52      23.52      25.04      20.72      25.32
---------------------------------------------------------------------------------------------------------------------------
5 years                    4.17      -1.85       0.39      -1.06       0.48       0.48       1.84      -1.75       3.08
Annual average             0.82      -0.37       0.08      -0.21       0.10       0.10       0.37      -0.35       0.61
---------------------------------------------------------------------------------------------------------------------------
Life of fund             160.90     146.03     144.63     144.63     144.35     144.35     150.83     141.95     154.99
Annual average            10.25       9.59       9.53       9.53       9.52       9.52       9.81       9.41       9.99
---------------------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the period, this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower.

A 2% short-term trading fee will be imposed on shares exchanged or sold within 5 days of purchase. In addition, there is a 1% short-term trading fee for this fund on shares sold or exchanged between 6 and 90 days.


---------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 4/30/04
---------------------------------------------------------------------------
                                     MSCI          Lipper Global
                                    World         Funds category
                                    Index            average*
---------------------------------------------------------------------------

6 months                            8.43%              7.90%
---------------------------------------------------------------------------
1 year                             29.45              30.71
---------------------------------------------------------------------------
5 years                           -10.15               6.86
Annual average                     -2.12               0.90
---------------------------------------------------------------------------
Life of fund                       93.36             115.77
Annual average                      6.94               7.92
---------------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 5-year, and life-of-fund periods ended 4/30/04, there were 336, 322, 181, and 52 funds, respectively, in this Lipper category.


---------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 4/30/04
---------------------------------------------------------------------------------------------------
                            Class A        Class B        Class C        Class M        Class R
---------------------------------------------------------------------------------------------------
Distributions (number)            1              1              1              1              1
---------------------------------------------------------------------------------------------------
Income                         $0.156         $0.106         $0.097         $0.119         $0.143
---------------------------------------------------------------------------------------------------
Capital gains                    --              --            --             --             --
---------------------------------------------------------------------------------------------------
Total                          $0.156         $0.106         $0.097         $0.119         $0.143
---------------------------------------------------------------------------------------------------
Share value:                 NAV    POP        NAV            NAV         NAV    POP        NAV
---------------------------------------------------------------------------------------------------
10/31/03                     $7.20  $7.64      $6.60          $6.94       $6.97  $7.22      $7.19
---------------------------------------------------------------------------------------------------
4/30/04                       7.46   7.87*      6.84           7.21        7.23   7.49       7.46
---------------------------------------------------------------------------------------------------

* Reflects a reduction in sales charges that took effect on January 28, 2004.

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 3/31/04 (MOST RECENT CALENDAR QUARTER)
----------------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M         Class R
(inception dates)              (7/1/94)              (7/1/94)              (2/1/99)              (7/3/95)       (1/21/03)
----------------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
----------------------------------------------------------------------------------------------------------------------------------
6 months                  15.31%      8.63%     14.73%      9.73%     14.78%     13.78%     14.92%     10.89%     15.28%
----------------------------------------------------------------------------------------------------------------------------------
1 year                    42.68      34.40      41.38      36.38      41.44      40.44      41.98      37.11      42.43
----------------------------------------------------------------------------------------------------------------------------------
5 years                   12.55       6.08       8.49       6.92       8.54       8.54      10.02       6.19      11.22
Annual average             2.39       1.19       1.64       1.35       1.65       1.65       1.93       1.21       2.15
----------------------------------------------------------------------------------------------------------------------------------
Life of fund             169.65     154.27     152.85     152.85     152.49     152.49     159.16     149.98     163.53
Annual average            10.71      10.05       9.98       9.98       9.97       9.97      10.26       9.86      10.45
----------------------------------------------------------------------------------------------------------------------------------


Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses may have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Global Equity Fund from October 31, 2003, to April 30, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

---------------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 4/30/04
---------------------------------------------------------------------------------------
                               Class A    Class B    Class C    Class M    Class R
---------------------------------------------------------------------------------------
Expenses paid per $1,000*         $6        $10        $10         $9         $8
---------------------------------------------------------------------------------------
Ending value (after expenses) $1,058     $1,053     $1,053     $1,055     $1,058
---------------------------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 4/30/04. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2004, use the calculation method below. To find the value of your investment on October 31, 2003, go to www. putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 10/31/2003 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.


-----------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                  Total
Value of your                                Expenses paid        expenses
investment on 10/31/03  [DIV]    $1,000   X    per $1,000      =  paid
-----------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000                [DIV]     $1,000  X  $6 (see table above) = $60
-----------------------------------------------------------------------------


Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.


--------------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 4/30/04
--------------------------------------------------------------------------------------
                                 Class A    Class B    Class C    Class M    Class R
--------------------------------------------------------------------------------------
Expenses paid per $1,000*           $6        $10        $10         $9         $8
--------------------------------------------------------------------------------------
Ending value (after expenses)   $1,019     $1,015     $1,015     $1,016     $1,017
--------------------------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 4/30/04. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.


-------------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
-------------------------------------------------------------------------------
                            Class A    Class B    Class C    Class M    Class R
-------------------------------------------------------------------------------
Your fund's annualized
expense ratio                1.26%      2.01%      2.01%      1.76%      1.51%
-------------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer
group+                       1.68%      2.43%      2.43%      2.18%      1.93%
-------------------------------------------------------------------------------

+ For class A shares, expenses shown represent the average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe. All Lipper data is for the most recent fiscal periods available as of 3/31/04. For class B, C, M, and R shares, Putnam has adjusted the Lipper total expense average to reflect higher 12b-1 fees incurred by these classes of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.


Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk        3.09

Int'l stock
fund average            3.93

0%   Increasing Risk   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of 3/31/04. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares (since reduced to 5.25%) and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of government bonds from 14 countries.

JP Morgan Chase Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of developed and emerging markets.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Putnam is committed to managing our mutual funds in the best interests of our shareholders. Our proxy voting guidelines and policies are available on the Putnam Individual Investor Web site, www.putnaminvestments.com, by calling Putnam's Shareholder Services at 1-800-225-1581, or on the SEC's Web site, www.sec.gov.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment
results,   per-share distributions, expense ratios, net investment
income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
April 30, 2004 (Unaudited)

Common stocks (96.5%) (a)
Number of shares                                                          Value

Aerospace and Defense (1.3%)
-------------------------------------------------------------------------------
       447,900 Boeing Co. (The)                                     $19,120,851
       333,500 Lockheed Martin Corp.                                 15,907,950
                                                                 --------------
                                                                     35,028,801

Airlines (0.7%)
-------------------------------------------------------------------------------
     1,271,300 Southwest Airlines Co.                                18,154,164

Automotive (2.1%)
-------------------------------------------------------------------------------
       920,900 Honda Motor Co., Ltd. (Japan)                         37,111,154
        28,243 Porsche AG (Preferred) (Germany)                      17,506,376
                                                                 --------------
                                                                     54,617,530

Banking (8.9%)
-------------------------------------------------------------------------------
     1,171,209 Allied Irish Banks PLC (Ireland)                      16,980,442
     1,609,882 Bank of New York Co., Inc. (The)                      46,911,961
       391,100 Commerce Bancorp, Inc.                                22,296,611
       593,400 Fifth Third Bancorp                                   31,841,844
     2,899,694 HSBC Holdings PLC (United Kingdom)                    41,614,369
       562,051 Royal Bank of Scotland Group PLC
               (United Kingdom)                                      16,813,280
       398,800 State Street Corp.                                    19,461,440
     1,495,658 U.S. Bancorp                                          38,348,671
                                                                 --------------
                                                                    234,268,618

Beverage (0.5%)
-------------------------------------------------------------------------------
       423,817 Interbrew (Belgium)                                   12,700,777

Biotechnology (1.7%)
-------------------------------------------------------------------------------
       789,300 Amgen, Inc. (NON)                                     44,413,911

Broadcasting (1.9%)
-------------------------------------------------------------------------------
     1,211,490 Mediaset SpA (Italy)                                  13,228,127
       280,890 Societe Television Francaise I
               (France)                                               8,632,424
       728,700 Viacom, Inc. Class B                                  28,164,255
                                                                 --------------
                                                                     50,024,806

Cable Television (1.1%)
-------------------------------------------------------------------------------
       952,600 Comcast Corp. Class A (NON)                           28,673,260

Chemicals (0.5%)
-------------------------------------------------------------------------------
       243,660 BASF AG (Germany)                                     12,504,724

Commercial and Consumer Services (2.2%)
-------------------------------------------------------------------------------
        43,700 Choicepoint, Inc. (NON)                                1,919,304
       202,000 eBay, Inc. (NON)                                      16,123,640
       322,500 Secom Co., Ltd. (Japan)                               13,653,155
     1,220,640 Securitas AB Class B (Sweden)                         17,491,453
       193,500 Yahoo!, Inc. (NON)                                     9,764,010
                                                                 --------------
                                                                     58,951,562

Communications Equipment (1.3%)
-------------------------------------------------------------------------------
     1,859,000 Nokia OYJ ADR (Finland)                               26,044,590
     2,290,700 Nortel Networks Corp. (Canada) (NON)                   8,567,218
                                                                 --------------
                                                                     34,611,808

Computers (--%)
-------------------------------------------------------------------------------
            76 Network Appliance, Inc. (NON)                              1,415

Conglomerates (1.5%)
-------------------------------------------------------------------------------
     1,451,042 Tyco International, Ltd. (Bermuda)                    39,831,103

Construction (0.5%)
-------------------------------------------------------------------------------
     2,593,069 Rinker Group, Ltd. (Australia)                        13,270,716

Consumer Finance (2.2%)
-------------------------------------------------------------------------------
        99,000 Countrywide Financial Corp.                            5,870,700
       456,100 Credit Saison Co., Ltd. (Japan)                       13,243,581
     1,545,850 MBNA Corp.                                            37,687,823
                                                                 --------------
                                                                     56,802,104

Consumer Goods (1.9%)
-------------------------------------------------------------------------------
       304,100 Colgate-Palmolive Co.                                 17,601,308
     1,253,280 Reckitt Benckiser PLC (United
               Kingdom)                                              32,524,845
                                                                 --------------
                                                                     50,126,153

Electric Utilities (0.6%)
-------------------------------------------------------------------------------
       786,587 Iberdrola SA (Spain)                                  15,455,065

Electrical Equipment (1.0%)
-------------------------------------------------------------------------------
       378,021 Siemens AG (Germany)                                  26,985,258

Electronics (5.0%)
-------------------------------------------------------------------------------
        84,500 FUNAI Electric Co., Ltd. (Japan)                      12,460,213
       875,900 Infineon Technologies AG (Germany)
               (NON)                                                 11,119,142
       357,000 Intel Corp.                                            9,185,610
       124,900 Kyocera Corp. (Japan)                                 10,390,387
       463,100 Omron Corp. (Japan)                                   11,235,742
       249,300 Qualcomm, Inc.                                        15,571,278
        49,070 Samsung Electronics Co., Ltd. (South
               Korea)                                                23,138,064
     1,101,500 SanDisk Corp. (NON)                                   25,455,665
     7,016,000 Taiwan Semiconductor Manufacturing
               Co., Ltd. (Taiwan) (NON)                              12,081,851
                                                                 --------------
                                                                    130,637,952

Financial (5.7%)
-------------------------------------------------------------------------------
     1,736,640 Citigroup, Inc. (SEG)                                 83,515,018
     1,147,800 Freddie Mac                                           67,031,520
                                                                 --------------
                                                                    150,546,538

Food (2.6%)
-------------------------------------------------------------------------------
       109,965 Groupe Danone (France)                                18,384,125
       286,800 Krispy Kreme Doughnuts, Inc. (NON)                     9,323,868
       163,555 Nestle SA (Switzerland)                               41,288,541
                                                                 --------------
                                                                     68,996,534

Gaming & Lottery (0.4%)
-------------------------------------------------------------------------------
       220,000 Harrah's Entertainment, Inc.                          11,699,600

Health Care Services (1.3%)
-------------------------------------------------------------------------------
       288,700 Cardinal Health, Inc.                                 21,147,275
       155,700 Express Scripts, Inc. Class A (NON)                   12,041,838
                                                                 --------------
                                                                     33,189,113

Homebuilding (0.7%)
-------------------------------------------------------------------------------
       382,300 Lennar Corp.                                          17,910,755

Insurance (3.1%)
-------------------------------------------------------------------------------
     1,034,325 Aegon NV (Netherlands)                                13,418,072
       585,300 American International Group, Inc.                    41,936,745
       152,900 Radian Group, Inc.                                     7,111,379
       259,837 XL Capital, Ltd. Class A (Bermuda)                    19,838,555
                                                                 --------------
                                                                     82,304,751

Investment Banking/Brokerage (0.9%)
-------------------------------------------------------------------------------
     1,149,400 Charles Schwab Corp. (The)                            11,827,326
     2,300,000 Nikko Cordial Corp. (Japan)                           12,880,134
                                                                 --------------
                                                                     24,707,460

Manufacturing (0.5%)
-------------------------------------------------------------------------------
       376,740 SKF AB Class B (Sweden)                               12,853,785

Media (0.3%)
-------------------------------------------------------------------------------
       275,700 Fox Entertainment Group, Inc. Class
               A (NON)                                                7,678,245

Medical Technology (1.6%)
-------------------------------------------------------------------------------
       103,261 Cie Generale D'Optique Essilor
               International SA (France)                              6,023,725
       254,950 Inamed Corp. (NON)                                    15,001,258
       430,700 Medtronic, Inc.                                       21,733,122
                                                                 --------------
                                                                     42,758,105

Metals (0.9%)
-------------------------------------------------------------------------------
       177,600 Companhia Vale do Rio Doce (CVRD)
               ADR (Brazil)                                           8,080,800
       735,420 Rio Tinto PLC (United Kingdom)                        16,056,533
                                                                 --------------
                                                                     24,137,333

Natural Gas Utilities (0.5%)
-------------------------------------------------------------------------------
     3,434,000 Tokyo Gas Co., Ltd. (Japan)                           12,693,425

Office Equipment & Supplies (0.9%)
-------------------------------------------------------------------------------
       465,000 Canon, Inc. (Japan)                                   24,354,410

Oil & Gas (7.6%)
-------------------------------------------------------------------------------
     5,300,129 BP PLC (United Kingdom)                               45,630,569
       314,930 Canadian Natural Resources, Ltd.
               (Canada)                                              17,268,360
     1,413,856 ExxonMobil Corp.                                      60,159,573
       370,700 Noble Corp. (Cayman Islands) (NON)                    13,775,212
       399,192 Petroleo Brasileiro SA ADR (Brazil)                   11,536,649
       213,514 Total SA Class B (France)                             39,405,293
       309,374 YUKOS ADR (Russia)                                    13,676,390
                                                                 --------------
                                                                    201,452,046

Pharmaceuticals (10.6%)
-------------------------------------------------------------------------------
     1,001,300 AstraZeneca PLC (United Kingdom)                      46,988,670
       361,550 Forest Laboratories, Inc. (NON)                       23,312,744
     1,536,138 GlaxoSmithKline PLC (United Kingdom)                  31,702,074
     1,152,300 Johnson & Johnson                                     62,258,769
     2,070,884 Pfizer, Inc.                                          74,054,812
       185,829 Roche Holding AG (Switzerland)                        19,433,892
       476,500 Sankyo Co., Ltd. (Japan)                               8,767,651
       233,800 Terumo Corp. (Japan)                                   4,918,424
       267,700 Yamanouchi Pharmaceutical Co., Ltd.
               (Japan)                                                8,846,352
                                                                 --------------
                                                                    280,283,388

Photography/Imaging (1.1%)
-------------------------------------------------------------------------------
       337,000 Olympus Corp. (Japan)                                  6,458,812
     1,623,400 Xerox Corp. (NON)                                     21,802,262
                                                                 --------------
                                                                     28,261,074

Publishing (1.0%)
-------------------------------------------------------------------------------
       942,724 Reed Elsevier NV (Netherlands)                        13,201,342
       464,415 VNU NV (Netherlands)                                  12,929,460
                                                                 --------------
                                                                     26,130,802

Railroads (0.2%)
-------------------------------------------------------------------------------
       166,950 Canadian National Railway Co.
               (Canada)                                               6,305,702

Retail (4.8%)
-------------------------------------------------------------------------------
       278,590 AutoZone, Inc. (NON)                                  24,396,126
     7,357,365 Dixons Group PLC (United Kingdom)                     20,175,392
       617,072 Industria de Diseno Textil (Inditex)
               SA (Spain)                                            13,370,064
       364,600 Kohl's Corp. (NON)                                    15,236,634
       479,055 Lowe's Cos., Inc.                                     24,939,603
       329,000 Rent-A-Center, Inc. (NON)                              9,629,830
       492,715 TJX Cos., Inc. (The)                                  12,106,008
     2,523,577 Wal-Mart de Mexico SA de CV Ser. V
               (Mexico)                                               7,347,753
                                                                 --------------
                                                                    127,201,410

Software (5.0%)
-------------------------------------------------------------------------------
       281,600 KONAMI Corp. (Japan)                                   7,142,815
     3,270,600 Microsoft Corp.                                       84,937,482
       169,240 NCSoft Corp. (South Korea) (NON)                      12,027,458
       288,400 Symantec Corp. (NON)                                  12,992,420
     1,367,795 T-Online International AG (Germany)
               (NON)                                                 14,827,128
                                                                 --------------
                                                                    131,927,303

Technology Services (1.4%)
-------------------------------------------------------------------------------
       390,400 Automatic Data Processing, Inc.                       17,103,424
       532,500 Fiserv, Inc. (NON)                                    19,468,200
                                                                 --------------
                                                                     36,571,624

Telecommunications (5.5%)
-------------------------------------------------------------------------------
       895,990 Deutsche Telekom AG (Germany) (NON)                   15,337,087
       641,520 KT Corp. ADR (South Korea)                            11,868,120
        17,912 NTT DoCoMo, Inc. (Japan)                              35,914,557
       444,780 Telefonos de Mexico SA de CV
               (Telmex) ADR Class L (Mexico)                         15,184,789
    27,497,664 Vodafone Group PLC (United Kingdom)                   66,361,698
                                                                 --------------
                                                                    144,666,251

Telephone (0.6%)
-------------------------------------------------------------------------------
       161,400 NTL, Inc. (NON)                                        9,162,678
       408,700 Telus Corp. (Canada)                                   6,419,839
                                                                 --------------
                                                                     15,582,517

Tobacco (3.0%)
-------------------------------------------------------------------------------
       832,408 Altadis SA (Spain)                                    23,457,317
     1,001,603 Altria Group, Inc.                                    55,468,774
                                                                 --------------
                                                                     78,926,091

Transportation Services (0.9%)
-------------------------------------------------------------------------------
     1,409,192 BAA PLC (United Kingdom)                              12,970,965
       459,770 TPG NV (Netherlands)                                   9,904,788
                                                                 --------------
                                                                     22,875,753

Water Utilities (0.5%)
-------------------------------------------------------------------------------
       548,142 Veolia Environnement (France)                         14,510,245
                                                                 --------------
               Total Common stocks
               (cost $2,476,345,800)                             $2,545,583,987

Short-term investments (8.5%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $58,016,000 Interest in $369,000,000 joint
               tri-party repurchase agreement
               dated April 30, 2004 with Goldman
               Sachs & Co. due May 3, 2004 with
               respect to various U.S. Government
               obligations -- maturity value of
               $58,021,028 for an effective yield
               of 1.04%                                             $58,016,000
    51,000,000 Interest in $350,000,000 joint
               tri-party repurchase agreement
               dated April 30, 2004 with UBS
               Securities, LLC due May 3, 2004
               with respect to various U.S.
               Government obligations -- maturity
               value of $51,004,420 for an
               effective yield of 1.04%                              51,000,000
   114,361,423 Short-term investments held as
               collateral for loaned
               securities with yields ranging from
               1.02% to 1.21% and due dates ranging
               from May 3, 2004 to June 11, 2004
               (d)                                                  114,315,687
                                                                 --------------
               Total Short-term investments
               (cost $223,331,687)                                 $223,331,687
-------------------------------------------------------------------------------
               Total Investments (cost $2,699,677,487)           $2,768,915,674
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $2,639,217,447.

(NON) Non-income-producing security.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April 30, 2004.

  (d) See Note 1 to the financial statements.

      ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at April 30, 2004: (as a percentage of Market Value)

              Australia                             0.5%
              Belgium                               0.5
              Bermuda                               2.2
              Brazil                                0.7
              Canada                                1.4
              Cayman Islands                        0.5
              Finland                               0.9
              France                                3.1
              Germany                               3.5
              Ireland                               0.6
              Italy                                 0.5
              Japan                                 7.9
              Mexico                                0.8
              Netherlands                           1.8
              Russia                                0.5
              South Korea                           1.7
              Spain                                 1.9
              Sweden                                1.1
              Switzerland                           2.2
              United Kingdom                       11.9
              United States                        51.2
              Other                                 4.6
                                                -------
              Total                               100.0%


Forward currency contracts to buy at April 30, 2004 (Unaudited)
(aggregate face value $392,217,283)
                                                                                          Unrealized
                                                       Aggregate           Delivery      appreciation/
                                       Value          face value             date       (depreciation)
------------------------------------------------------------------------------------------------------
Australian Dollar                  $143,041,622      $151,597,509           6/16/04       $(8,555,887)
British Pound                        47,574,477        48,769,580           6/16/04        (1,195,103)
Canadian Dollar                      26,081,419        26,988,437           6/16/04          (907,018)
Danish Krone                          9,398,316         9,510,134           6/16/04          (111,818)
Japanese Yen                        100,920,377       102,972,471           6/16/04        (2,052,094)
Norwegian Krone                      12,474,288        12,314,372           6/16/04           159,916
Swedish Krona                        13,997,476        14,042,856           6/16/04           (45,380)
Swiss Franc                          25,557,501        26,021,924           6/16/04          (464,423)
------------------------------------------------------------------------------------------------------
                                                                                         $(13,171,807)
------------------------------------------------------------------------------------------------------

Forward currency contracts to sell at April 30, 2004 (Unaudited)
(aggregate face value $284,837,971)
                                                       Aggregate           Delivery       Unrealized
                                       Value          face value             date         appreciation
------------------------------------------------------------------------------------------------------
Australian Dollar                      $139,950          $142,753           6/16/04            $2,803
British Pound                         6,383,424         6,440,712           6/16/04            57,288
Canadian Dollar                      20,321,364        20,486,216           6/16/04           164,852
Euro                                159,193,796       160,825,663           6/16/04         1,631,867
Japanese Yen                         28,474,300        29,003,959           6/16/04           529,659
Mexican Peso                         25,642,261        26,285,159           6/16/04           642,898
Swedish Krona                        13,280,148        13,323,979           6/16/04            43,831
Swiss Franc                          27,678,709        28,329,530           6/16/04           650,821
------------------------------------------------------------------------------------------------------
                                                                                           $3,724,019
------------------------------------------------------------------------------------------------------

Futures contracts outstanding at April 30, 2004 (Unaudited)
                                                                                          Unrealized
                                                       Aggregate          Expiration     appreciation/
                                       Value          face value             date       (depreciation)
------------------------------------------------------------------------------------------------------
Dow Jones Euro
Stoxx 50 (Long)                      $9,256,219        $9,140,472            Jun-04          $115,747
New Financial Times Stock
Exchange 100 Index (Long)             8,368,132         8,245,442            Jun-04           122,690
S&P 500 Index (Long)                 55,305,000        56,491,130            Jun-04        (1,186,130)
Tokyo Price Index (Long)              7,390,847         7,029,172            Jun-04           361,675
------------------------------------------------------------------------------------------------------
                                                                                            $(586,018)
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
April 30, 2004 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investments in securities, at value, including $110,952,892
of securities on loan (identified cost $2,699,677,487) (Note
1)                                                             $2,768,915,674
-------------------------------------------------------------------------------
Cash                                                                   18,597
-------------------------------------------------------------------------------
Foreign currency (cost $1,913,621) (Note 1)                         1,835,721
-------------------------------------------------------------------------------
Dividends, interest and other receivables                           6,582,623
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                586,678
-------------------------------------------------------------------------------
Receivable for securities sold                                     23,651,605
-------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)             4,137,623
-------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)           3,810,322
-------------------------------------------------------------------------------
Total assets                                                    2,809,538,843

Liabilities
-------------------------------------------------------------------------------
Payable for variation margin (Note 1)                               1,139,683
-------------------------------------------------------------------------------
Payable for securities purchased                                   24,787,931
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          4,655,386
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        4,235,315
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            638,750
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                391,579
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            3,906
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                920,167
-------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)               13,585,411
-------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)              5,396,007
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                114,315,687
-------------------------------------------------------------------------------
Other accrued expenses                                                251,574
-------------------------------------------------------------------------------
Total liabilities                                                 170,321,396
-------------------------------------------------------------------------------
Net assets                                                     $2,639,217,447

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                $4,904,994,248
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                        1,163,003
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                 (2,325,880,459)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                  58,940,655
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $2,639,217,447

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($2,028,224,912 divided by 271,850,061 shares)                          $7.46
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $7.46)*                  $7.87
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($506,386,986 divided by 73,985,823 shares)**                           $6.84
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($36,642,349 divided by 5,079,600 shares)**                             $7.21
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($37,104,000 divided by 5,132,817 shares)                               $7.23
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $7.23)*                  $7.49
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($3,600 divided by 483 shares)                            $7.46
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($30,855,600 divided by 4,016,225 shares)                 $7.68
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended April 30, 2004 (Unaudited)

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $1,964,080)                      $23,025,284
-------------------------------------------------------------------------------
Interest                                                              113,087
-------------------------------------------------------------------------------
Securities lending                                                     86,420
-------------------------------------------------------------------------------
Total investment income                                            23,224,791

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    9,487,840
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                      4,754,005
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             43,043
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       21,295
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               2,773,992
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               2,700,871
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 202,432
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                 151,110
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                       4
-------------------------------------------------------------------------------
Other                                                                 586,321
-------------------------------------------------------------------------------
Non-recurring costs (Note 5)                                           89,322
-------------------------------------------------------------------------------
Costs assumed by Manager (Note 5)                                     (89,322)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 2)                       (333,746)
-------------------------------------------------------------------------------
Total expenses                                                     20,387,167
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                         (1,123,435)
-------------------------------------------------------------------------------
Net expenses                                                       19,263,732
-------------------------------------------------------------------------------
Net investment income                                               3,961,059
-------------------------------------------------------------------------------
Net realized gain on investments (net of foreign tax of
$1,037,288) (Notes 1 and 3)                                       365,527,280
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                     4,073,170
-------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)        (1,992,401)
-------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the period                              (10,555,457)
-------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures
contracts during the period                                      (189,096,174)
-------------------------------------------------------------------------------
Net gain on investments                                           167,956,418
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $171,917,477
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                    April 30       October 31
Decrease in net assets                                  2004*            2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                             $3,961,059      $23,390,619
-------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                            367,608,049       52,595,871
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies                              (199,651,631)     512,278,837
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                       171,917,477      588,265,327
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income
Class A                                          (47,460,108)      (6,750,533)
-------------------------------------------------------------------------------
Class B                                           (8,399,503)              --
-------------------------------------------------------------------------------
Class C                                             (554,331)              --
-------------------------------------------------------------------------------
Class M                                             (678,609)              --
-------------------------------------------------------------------------------
Class R                                                  (24)              --
-------------------------------------------------------------------------------
Class Y                                             (905,386)        (619,818)
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                        (644,501,950)    (641,100,871)
-------------------------------------------------------------------------------
Total decrease in net assets                    (530,582,434)     (60,205,895)

Net assets
-------------------------------------------------------------------------------
Beginning of period                            3,169,799,881    3,230,005,776
-------------------------------------------------------------------------------
End of period (including undistributed net
investment income of $1,163,003 and
$55,199,905, respectively)                    $2,639,217,447   $3,169,799,881
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.


Financial highlights**
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
                                        Six months
                                           ended            Year        Eight months
                                         April 30           ended           ended                 Year ended             Year ended
Per-share                               (Unaudited)       Oct. 31         Oct. 31                  Feb. 28                 Feb. 29
operating performance                       2004            2003            2002+            2002            2001            2000
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $7.20           $5.94           $7.01           $8.62          $13.17           $9.28
-----------------------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)             .02 (d)         .06             .02             .03             .11            (.01)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .40            1.22           (1.05)          (1.62)          (2.95)           5.70
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations             .42            1.28           (1.03)          (1.59)          (2.84)           5.69
-----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.16)           (.02)           (.04)           (.01)           (.01)           (.18)
-----------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --           (1.62)          (1.62)
-----------------------------------------------------------------------------------------------------------------------------------
From return of capital                        --              --              --            (.01)           (.08)             --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.16)           (.02)           (.04)           (.02)          (1.71)          (1.80)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $7.46           $7.20           $5.94           $7.01           $8.62          $13.17
-----------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      5.84*          21.56          (14.72)*        (18.44)         (22.20)          63.14
-----------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $2,028,225      $2,453,151      $2,415,850        $579,544        $620,053        $623,649
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .63* (d)       1.25             .90*           1.25            1.17            1.20
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                    .21* (d)        .92             .29*            .37             .93            (.14)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     46.15*          81.86           91.14* (e)     102.99          199.32          209.44
-----------------------------------------------------------------------------------------------------------------------------------

  + The fund changed its fiscal year end from February 28 to October 31.

  * Not annualized.

 ** On September 23, 2002, Putnam Global Growth Fund acquired the net assets of both Putnam Global Equity Fund and Putnam Global Growth and Income Fund. Putnam Global Growth Fund was the legal survivor and Putnam Global Equity Fund was the accounting and performance survivor in this transaction. In addition, on October 1, 2002, the merged fund changed its name from Putnam Global Growth Fund to Putnam Global Equity Fund. The above financial highlights for the periods prior to October 31, 2002 are those of the former Putnam Global Equity Fund, which have been restated to give effect for this transaction.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund for the period ended April 30, 2004 reflects a reduction of 0.01% based on average net assets for class A shares (Note 2).

(e) Portfolio turnover excludes the impact of assets received from the merger of Putnam Global Growth and Income Fund and the former Putnam Global Equity Fund.

    The accompanying notes are an integral part of these financial statements.


Financial highlights**
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
                                        Six months
                                           ended            Year       Eight months
                                         April 30          ended           ended                  Year ended             Year ended
Per-share                               (Unaudited)       Oct. 31         Oct. 31                   Feb. 28                Feb. 29
operating performance                       2004            2003            2002+            2002            2001            2000
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $6.60           $5.46           $6.44           $7.95          $12.22           $8.65
-----------------------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)             (.01) (d)        .01            (.01)           (.02)            .05            (.08)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .36            1.13            (.97)          (1.49)          (2.75)           5.30
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations             .35            1.14            (.98)          (1.51)          (2.70)           5.22
-----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.11)             --              --              --              --            (.12)
-----------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --           (1.54)          (1.53)
-----------------------------------------------------------------------------------------------------------------------------------
From return of capital                        --              --              --              --            (.03)             --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.11)             --              --              --           (1.57)          (1.65)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $6.84           $6.60           $5.46           $6.44           $7.95          $12.22
-----------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      5.28*          20.88          (15.20)*        (19.01)         (22.76)          62.03
-----------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $506,387        $579,873        $574,021        $286,836        $469,505        $709,891
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                   1.00* (d)       2.00            1.40*           1.98            1.87            1.88
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)            (.16)* (d)       .17            (.12)*          (.32)            .41            (.81)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     46.15*          81.86           91.14* (e)     102.99          199.32          209.44
-----------------------------------------------------------------------------------------------------------------------------------

  + The fund changed its fiscal year end from February 28 to October 31.

  * Not annualized.

 ** On September 23, 2002, Putnam Global Growth Fund acquired the net assets of both Putnam Global Equity Fund and Putnam Global Growth and Income Fund. Putnam Global Growth Fund was the legal survivor and Putnam Global Equity Fund was the accounting and performance survivor in this transaction. In addition, on October 1, 2002, the merged fund changed its name from Putnam Global Growth Fund to Putnam Global Equity Fund. The above financial highlights for the periods prior to October 31, 2002 are those of the former Putnam Global Equity Fund, which have been restated to give effect for this transaction.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund for the period ended April 30, 2004 reflects a reduction of 0.01% based on average net assets for class B shares (Note 2).

(e) Portfolio turnover excludes the impact of assets received from the merger of Putnam Global Growth and Income Fund and the former Putnam Global Equity Fund.

    The accompanying notes are an integral part of these financial statements.


Financial highlights**
(For a common share outstanding throughout the period)

CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
                                        Six months
                                           ended            Year       Eight months
                                          April 30          ended         ended                Year ended               Year ended
Per-share                               (Unaudited)       Oct. 31        Oct. 31                 Feb. 28                  Feb. 29
operating performance                       2004            2003          2002+            2002            2001            2000
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $6.94           $5.75           $6.77           $8.37          $12.81           $9.09
-----------------------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)             (.01) (d)        .01            (.01)           (.03)            .01            (.09)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .38            1.18           (1.01)          (1.57)          (2.84)           5.56
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations             .37            1.19           (1.02)          (1.60)          (2.83)           5.47
-----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.10)             --              --              --              -- (f)        (.16)
-----------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --           (1.59)          (1.59)
-----------------------------------------------------------------------------------------------------------------------------------
From return of capital                        --              --              --              --            (.02)             --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.10)             --              --              --           (1.61)          (1.75)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $7.21           $6.94           $5.75           $6.77           $8.37          $12.81
-----------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      5.32*          20.70          (15.08)*        (19.06)         (22.68)          61.94
-----------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $36,642         $46,663         $49,207         $29,088         $40,530         $25,539
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                   1.00* (d)       2.00            1.40*           1.98            1.87            1.88
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)            (.16)* (d)       .16            (.09)*          (.33)            .15           (1.04)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     46.15*          81.86           91.14* (e)     102.99          199.32          209.44
-----------------------------------------------------------------------------------------------------------------------------------

  + The fund changed its fiscal year end from February 28 to October 31.

  * Not annualized.

 ** On September 23, 2002, Putnam Global Growth Fund acquired the net assets of both Putnam Global Equity Fund and Putnam Global Growth and Income Fund. Putnam Global Growth Fund was the legal survivor and Putnam Global Equity Fund was the accounting and performance survivor in this transaction. In addition, on October 1, 2002, the merged fund changed its name from Putnam Global Growth Fund to Putnam Global Equity Fund. The above financial highlights for the periods prior to October 31, 2002 are those of the former Putnam Global Equity Fund, which have been restated to give effect for this transaction.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund for the period ended April 30, 2004 reflects a reduction of 0.01% based on average net assets for class C shares (Note 2).

(e) Portfolio turnover excludes the impact of assets received from the merger of Putnam Global Growth and Income Fund and the former Putnam Global Equity Fund.

(f) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights**
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------------------------------------
                                        Six months
                                           ended            Year        Eight months
                                         April 30           ended           ended                Year ended              Year ended
Per-share                               (Unaudited)        Oct. 31         Oct. 31                 Feb. 28                 Feb. 29
operating performance                       2004            2003            2002+            2002            2001            2000
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $6.97           $5.75           $6.78           $8.35          $12.79           $9.04
-----------------------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)              --  (d) (e)    .03              -- (e)        (.01)            .06            (.06)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .38            1.19           (1.02)          (1.56)          (2.87)           5.55
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations             .38            1.22           (1.02)          (1.57)          (2.81)           5.49
-----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.12)             --            (.01)             --              -- (e)        (.14)
-----------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --           (1.60)          (1.60)
-----------------------------------------------------------------------------------------------------------------------------------
From return of capital                        --              --              --              --            (.03)             --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.12)             --            (.01)             --           (1.63)          (1.74)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $7.23           $6.97           $5.75           $6.78           $8.35          $12.79
-----------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      5.48*          21.22          (15.04)*        (18.80)         (22.61)          62.48
-----------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $37,104         $44,070         $46,210         $32,641         $47,393         $58,625
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .88* (d)       1.75            1.24*           1.73            1.62            1.63
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                   (.03)* (d)       .41             .10*           (.08)            .56            (.56)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     46.15*          81.86           91.14* (f)     102.99          199.32          209.44
-----------------------------------------------------------------------------------------------------------------------------------

  + The fund changed its fiscal year end from February 28 to October 31.

  * Not annualized.

 ** On September 23, 2002, Putnam Global Growth Fund acquired the net assets of both Putnam Global Equity Fund and Putnam Global Growth and Income Fund. Putnam Global Growth Fund was the legal survivor and Putnam Global Equity Fund was the accounting and performance survivor in this transaction. In addition, on October 1, 2002, the merged fund changed its name from Putnam Global Growth Fund to Putnam Global Equity Fund. The above financial highlights for the periods prior to October 31, 2002 are those of the former Putnam Global Equity Fund, which have been restated to give effect for this transaction.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund for the period ended April 30, 2004 reflects a reduction of 0.01% based on average net assets for class M shares (Note 2).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes the impact of assets received from the merger of Putnam Global Growth and Income Fund and the former Putnam Global Equity Fund.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS R
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 For the
                                                                                              Six months         period
                                                                                                 ended         January 21,
                                                                                               April 30         2003++ to
Per-share                                                                                    (Unaudited)         Oct. 31
operating performance                                                                             2004            2003
--------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                              $7.19           $6.03
--------------------------------------------------------------------------------------------------------------------------
Investment operations:
--------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                                                          .01 (d)         .03
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                                                .40            1.13
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                   .41            1.16
--------------------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------------------
From net investment income                                                                        (.14)             --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                               (.14)             --
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                   $7.46           $7.19
--------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                                            5.80*          19.24*
--------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                      $4              $1
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                                          .75* (d)       1.17*
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                          .09* (d)        .52*
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                           46.15*          81.86
--------------------------------------------------------------------------------------------------------------------------

 ++ Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund for the period ended April 30, 2004 reflects a reduction of 0.01% based on average net assets for class R shares (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights**
(For a common share outstanding throughout the period)

CLASS Y
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        For the
                                                                                      Six months                        period
                                                                                        ended            Year          Sept. 23,
                                                                                       April 30         ended           2002 to
Per-share                                                                            (Unaudited)       Oct. 31          Oct. 31
operating performance                                                                    2004            2003            2002
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                     $7.42           $6.12           $5.89
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                                                 .03 (d)         .06              -- (e)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                                       .41            1.27             .23
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                          .44            1.33             .23
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                                                               (.18)           (.03)             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                      (.18)           (.03)             --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                          $7.68           $7.42           $6.12
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                                   5.93*          21.90            3.90*
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                        $30,856         $46,042        $144,718
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                                 .50* (d)       1.00             .12*
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                 .34* (d)       1.18             .03*
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                  46.15*          81.86           91.14* (f)
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

 ** On September 23, 2002, Putnam Global Growth Fund acquired the net assets of both Putnam Global Equity Fund and
    Putnam Global Growth and Income Fund. Putnam Global Growth Fund was the legal survivor and Putnam Global Equity
    Fund was the accounting and performance survivor in this transaction. The former Putnam Global Equity Fund did not hold any class Y shares. In addition, on October 1, 2002, the merged fund changed its name from Putnam Global Growth
    Fund to Putnam Global Equity Fund.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund for the period ended April 30, 2004 reflects a reduction of 0.01% based on average net assets for class Y shares
    (Note 2).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes the impact of assets received from the merger of Putnam Global Growth and Income Fund and the former Putnam Global Equity Fund.

    The accompanying notes are an integral part of these financial statements.



Notes to financial statements
April 30, 2004 (Unaudited)

Note 1
Significant accounting policies

Putnam Global Equity Fund (the "fund"), is registered under the
Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily through a diversified portfolio of growth and value stocks issued by companies worldwide.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.25%. Prior to January 28, 2004 the maximum front-end sales charge for class A shares was 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and class R shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

A redemption fee of 1.00% which is retained by the fund, may apply to shares of any class redeemed (either by selling or by exchanging to another fund) within 90 days of purchase. Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam), a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. A 1.00% redemption fee would apply to any shares that are redeemed (either by selling or exchanging into another fund) within 6-90 days of purchase.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrange ments, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gain earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Forward currency contracts outstanding at period end, if any, are listed after the fund's portfolio.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

H) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At April 30, 2004, the value of securities loaned amounted to $110,952,892. The fund received cash collateral of $114,315,687 which is pooled with collateral of other Putnam funds into 27 issuers of high grade short-term investments.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986 (the "Code"), as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2003, the fund had a capital loss carryover of $2,673,585,169 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
---------------------------------
  $195,414,672   October 31, 2008
 1,784,083,732   October 31, 2009
   660,405,875   October 31, 2010
    33,680,890   October 31, 2011

The aggregate identified cost on a tax basis is $2,719,580,826, resulting in gross unrealized appreciation and depreciation of $174,704,458 and $125,369,610, respectively, or net unrealized appreciation of $49,334,848.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion, 0.53% of the next $5 billion, 0.52% of the next $5 billion, 0.51% of the next $5 billion, 0.50% of the next $5 billion, 0.49% of the next $5 billion, 0.48% of the next $8.5 billion and 0.47% thereafter.

Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2004, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, extraordinary expenses, credits from Putnam Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC, and payments under the fund's distribution plan) would exceed an annual rate of 0.99% of the fund's average net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended April 30, 2004, the fund paid PFTC $3,406,463 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended April 30, 2004, the fund's expenses were reduced by $1,123,435 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $3,894, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M, class R shares, respectively.

For the six months ended April 30, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $55,514 and $3,968 from the sale of class A and class M shares, respectively, and received $961,105 and $2,520 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended April 30, 2004, Putnam Retail Manage ment, acting as underwriter, received $979 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended April 30, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,297,071,971 and $2,077,881,481, respectively. There were no purchases or sales of U.S. government securities.

Note 4
Capital shares

At April 30, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                 Six months ended April 30, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         10,751,522       $80,987,539
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     6,249,237        45,369,440
----------------------------------------------------------------
                                    17,000,759       126,356,979

Shares repurchased                 (85,677,018)     (639,428,120)
----------------------------------------------------------------
Net decrease                       (68,676,259)    $(513,071,141)
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         41,932,671      $258,373,943
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,085,178         6,445,955
----------------------------------------------------------------
                                    43,017,849       264,819,898

Shares repurchased                (109,384,215)     (677,548,972)
----------------------------------------------------------------
Net decrease                       (66,366,366)    $(412,729,074)
----------------------------------------------------------------

                                 Six months ended April 30, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,889,380       $19,958,392
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,181,614         7,893,184
----------------------------------------------------------------
                                     4,070,994        27,851,576

Shares repurchased                 (17,981,698)     (122,378,185)
----------------------------------------------------------------
Net decrease                       (13,910,704)     $(94,526,609)
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          6,828,150       $39,162,309
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     6,828,150        39,162,309

Shares repurchased                 (24,007,629)     (137,023,611)
----------------------------------------------------------------
Net decrease                       (17,179,479)     $(97,861,302)
----------------------------------------------------------------

                                 Six months ended April 30, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            265,008        $1,936,218
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        72,134           507,831
----------------------------------------------------------------
                                       337,142         2,444,049

Shares repurchased                  (1,981,350)      (14,204,584)
----------------------------------------------------------------
Net decrease                        (1,644,208)     $(11,760,535)
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            653,211        $3,897,523
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       653,211         3,897,523

Shares repurchased                  (2,493,236)      (14,956,556)
----------------------------------------------------------------
Net decrease                        (1,840,025)     $(11,059,033)
----------------------------------------------------------------

                                 Six months ended April 30, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            290,156        $2,115,774
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        91,820           647,328
----------------------------------------------------------------
                                       381,976         2,763,102

Shares repurchased                  (1,575,369)      (11,356,658)
----------------------------------------------------------------
Net decrease                        (1,193,393)      $(8,593,556)
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            859,627        $5,197,212
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       859,627         5,197,212

Shares repurchased                  (2,566,145)      (15,558,945)
----------------------------------------------------------------
Net decrease                        (1,706,518)     $(10,361,733)
----------------------------------------------------------------

                                 Six months ended April 30, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                314            $2,436
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                             3                24
----------------------------------------------------------------
                                           317             2,460

Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                               317            $2,460
----------------------------------------------------------------

                                       For the period January 21
                                    (commencement of operations)
                                             to October 31, 2003
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                166            $1,000
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                           166             1,000

Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                               166            $1,000
----------------------------------------------------------------

                                 Six months ended April 30, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            306,878        $2,424,455
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       121,203           905,386
----------------------------------------------------------------
                                       428,081         3,329,841

Shares repurchased                  (2,614,631)      (19,882,410)
----------------------------------------------------------------
Net decrease                        (2,186,550)     $(16,552,569)
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,286,043       $14,553,575
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       101,610           619,818
----------------------------------------------------------------
                                     2,387,653        15,173,393

Shares repurchased                 (19,840,961)     (124,264,122)
----------------------------------------------------------------
Net decrease                       (17,453,308)    $(109,090,729)
----------------------------------------------------------------

At April 30, 2004, Putnam, LLC owned 169 class R shares of the fund (35.0% of class R shares outstanding), valued at $1,261.


Note 5
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massa chu setts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

For the period ended April 30, 2004, Putnam Management has assumed $89,322 of legal, shareholder servicing and communication, audit, and Trustee fees incurred by the Fund in connection with these matters.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.


Putnam puts your interests first

In January, Putnam announced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. For details, visit www.putnaminvestments.com.

Cost-cutting initiatives

Reduced sales charges

Effective immediately, the maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 4.50% for most income funds (formerly 4.75%).*

Lower class B purchase limit

To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be directed to class A shares.)

Ongoing expenses will be limited

During calendar 2004, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund's industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Additional measures are being taken to reduce expenses for shareholders in the six global and international funds that had short-term trading issues.

Improved disclosure

Putnam fund prospectuses and shareholder reports are being revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts is also being enhanced to alert investors to potential cost savings.

Protecting investors' interests

New short-term trading fee introduced

To discourage short-term trading, which can interfere with a fund's long-term strategy, a 2% short-term trading fee will be imposed on any Putnam fund shares redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam U.S. Intermediate Government Income Fund remains 3.25%.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund+

Income Funds

American Government Income Fund
Diversified Income Trust
Global Income Trust*
High Yield Advantage Fund*+
High Yield Trust*
Income Fund
Intermediate U.S. Government   Income Fund
Money Market Fund++
U.S. Government Income Trust

Tax-free Income Funds

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund++
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

Asset Allocation Funds

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

 * A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

 + Closed to new investors.

++ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

With the exception of money market funds, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase.

Check your account balances and the most recent month-end performance at www.putnaminvestments.com.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary
Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and Principal Executive
Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Patricia C. Flaherty
Senior Vice President

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Global Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA006-214205  005/882/2LT/907/513  6/04


Not FDIC Insured    May Lose Value    No Bank Guarantee


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
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Putnam Global Equity Fund
Supplement to Semiannual Report dated 4/30/04

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the semiannual report.

RESULTS AT A GLANCE
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Total return for periods ended 4/30/04

                                                                        NAV

6 months                                                               5.93%
1 year                                                                25.96
5 years                                                                4.51
Annual average                                                         0.89
Life of fund (since class A inception, 7/1/94)                       161.77
Annual average                                                        10.29

Share value:                                                            NAV

10/31/03                                                              $7.42
4/30/04                                                               $7.68

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Distributions:       No.        Income        Capital gains           Total
                      1         $0.175              --               $0.175
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Please note that past performance is not indicative of future results.
More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.


Item 2. Code of Ethics:
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Not applicable

Item 3. Audit Committee Financial Expert:
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Not applicable

Item 4. Principal Accountant Fees and Services:
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Not applicable

Items 5-6. [Reserved]
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Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
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        Management Investment Companies: Not applicable
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Item 8. [Reserved]
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Item 9. Submission of Matters to a Vote of Security Holders:
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        Not applicable

Item 10. Controls and Procedures:
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(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

Although such officers reached the conclusion expressed in the preceding paragraph, they are aware of matters that raise concerns with respect to controls, each of which arose in connection with the administration of 401(k) plans by Putnam Fiduciary Trust Company. The first matter, which occurred in early 2001, involved the willful circumvention of controls by certain Putnam employees in connection with the correction of operational errors with respect to a 401(k) client's investment in certain Putnam Funds, which led to losses in five Putnam Funds (not including the registrant). Such officers became aware of this matter in February 2004. The second matter, which occurred in 2002, involved the willful circumvention by certain Putnam employees of policies and procedures in connection with the payment of Putnam corporate expenses. Such officers did not learn that this matter involved a Putnam Fund until January 2004. Putnam has made restitution to the affected Funds, implemented a number of personnel changes, including senior personnel, begun to implement changes in procedures to address these items and informed the SEC, the Funds' Trustees and independent auditors. An internal investigation and review of procedures and controls are currently ongoing.

In reaching the conclusion expressed herein, the registrant's principal executive officer and principal financial officer considered a number of factors, including the nature of the matters described above, when the matters occurred, the individuals involved, personnel changes that have occurred since these matters occurred, the results to date of the current ongoing investigation and the overall quality of controls at Putnam at this time.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
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(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
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                                     Michael T. Healy
                                     Principal Accounting Officer
Date: June 28, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: June 28, 2004



By (Signature and Title):            /s/Steven D. Krichmar
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                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: June 28, 2004